UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 24, 2004


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     000-19480                 58-1651222
----------------------------    ---------------------      -------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                      Identification No.)

         2840 Mt. Wilkinson Parkway, Atlanta, Georgia            30339
         --------------------------------------------          ---------
           (Address of principal executive offices)            (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 24, 2004, Per-Se Technologies, Inc. issued a press release announcing the pricing of its offering of $100 million principal amount of convertible debentures, including information about its repurchase of shares sold short by purchasers of the debentures in negotiated transactions concurrently with the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS  AND EXHIBITS.

     (c)        Exhibits

     99.1 Press Release dated June 24, 2004, announcing the Registrant's pricing of its offering of $100 million principal amount of convertible debentures, including information about its repurchase of shares sold short by purchasers of the debentures in negotiated transactions concurrently with the offering.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    June 24, 2004


                                        PER-SE TECHNOLOGIES, INC.


                                        By: /s/ CHRIS E. PERKINS
                                            -------------------------------
                                            Chris E. Perkins
                                            Executive Vice President
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
99.1 Press Release dated June 24, 2004, announcing the Registrant's pricing of its offering of $100 million principal amount of convertible debentures, including information about its repurchase of shares sold short by purchasers of the debentures in negotiated transactions concurrently with the offering.